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Supplemental Information
(Unaudited)

March 31, 2002

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
March 31, 2002

To Members of the Investment Community:

        We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.

Reporting Period Highlights—First Quarter 2002

Financial Results

  •
  Reported FFO—diluted of $11,373,000 or $.33 per share/unit for the first quarter of 2002 as compared to $10,102,000 or $.31 per share/unit for the comparable 2001 period, representing an increase of 6.5% per share/unit. FFO—diluted increased $1,271,000 or 12.6%, over the comparable 2001 period.

  •
  Reported AFFO—diluted of $9,541,000 or $.27 per share/unit for the first quarter of 2002 as compared to $8,296,000 or $.25 per share/unit for the comparable 2001 period, representing an increase of 8.0% per share/unit.

  •
  Our assets exceeded $1 billion as of March 31, 2002.

Financing and Capital Transactions

  •
  Constellation Real Estate, Inc., our largest shareholder, sold its entire ownership position of 8,876,172 common shares in a public offering at a price of $12.04 per share. As part of this offering, we also sold 2,084,828 common shares and realized gross proceeds of $25.1 million on March 5, 2002 which was used to repay outstanding debt. As a result, our common shares available to be publicly traded have doubled and our institutional ownership has almost tripled.

  •
  We expanded our Deutsche Bank revolving credit facility capacity from $125 to $150 million and added an option to extend the maturity date for a one-year period to March 31, 2005, subject to certain conditions.

  •
  As of March 31, 2002, our debt to market capitalization is 50.7% and our debt to undepreciated book value of real estate assets is 57.4%. We achieved an EBITDA interest coverage ratio of 2.7x and an EBITDA fixed charge coverage ratio of 2.0x for this quarter. Our quarterly weighted average interest rate dropped to 6.52% in the first quarter of 2002 from 6.85% in the prior quarter.

  •
  In January, BB&T Capital Markets initiated coverage of our stock with a Buy recommendation. As a result, we now have equity research coverage provided by seven analysts.

Operations

  •
  Our same property cash NOI increased by 4.1% over the quarter ended March 31, 2001 for the 82 properties comprising our same property portfolio. This improvement is primarily attributable to tighter control over operating costs.

  •
  Overall occupancy was 94% as of March 31, 2002. The occupancy rate was 93% in the Baltimore/Washington Corridor, which represents 61% of our office square footage and 64% of our total office revenues for the first quarter of 2002. We are 95% leased as of March 31, 2002.

  •
  Weighted average lease term of our office portfolio is 4.4 years as of March 31, 2002, with an average contractual rental rate (including tenant reimbursements of operating costs) of $18.52 per square foot.

Joint Ventures

  •
  On February 25, 2002, we acquired the remaining 50% joint venture interest in 2701 Technology Drive for $5.4 million and now directly own the 117,450 square foot property located in the National Business Park. As of March 31, 2002, this recently developed building was 100.0% leased. We simultaneously received $14.7 million of a $34.0 million, seven-year loan which bears interest at a fixed rate of 7.0% and repaid the joint venture's outstanding construction loan obligation of $10.0 million. $4.4 million of the remaining proceeds partially funded the $5.4 million payment noted above. The balance of the $34.0 million loan will be disbursed upon rent commencement of our 2711 Technology Drive property, which is anticipated in June 2002.

  •
  We acquired our joint venture partner's 20% interest in the 43,785 square foot operating property located in Montpelier Research Park for $326,000 on February 21, 2002. We simultaneously sold this property and realized a gain of $352,000.

Development

  •
  For the quarter, we signed three leases aggregating 71,693 square feet of development space at 1304 Concourse and 6724 Alexander Bell Drive.

  •
  In March, we sold 1362 Mellon Road, a development property, for a gain of $597,000.

Subsequent Events

  •
  In April, we acquired five buildings totaling 166,625 square feet located in the B/W Corridor for $16.3 million. These buildings are 98.3% occupied. Four of these buildings, totaling 109,449 square feet, contribute to our market concentration in the Howard County perimeter submarket where we now own 19 properties aggregating over 1.2 million square feet.

  •
  We executed two five-year leases totaling 71,243 square feet for 6731 Columbia Gateway Drive in April, increasing this building's leasing to 57.6%. Accordingly, our overall development pre-leasing has improved from 34.9% at year end to 57.0%.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Total Revenues from Real Estate Operations	$34,499	$33,460	$32,050	$28,711	$28,851
Net Operating Income from Real Estate Operations	24,306	23,358	22,394	20,153	20,385
EBITDA	22,919	22,731	21,411	20,471	19,490
Net Income before Preferred Dividends	5,295	5,893	5,222	5,081	3,726
Preferred Dividends	(2,533)	(2,533)	(1,830)	(1,613)	(881)

Net Income Available to Common Shareholders	$2,762	$3,360	$3,392	$3,468	$2,845

Funds From Operations (FFO)—Diluted	$11,373	$11,462	$11,034	$10,560	$10,102
FFO per diluted share	$0.33	$0.34	$0.33	$0.32	$0.31
Adjusted FFO—Diluted	$9,541	$8,560	$9,106	$8,591	$8,296
Adjusted FFO per diluted share	$0.27	$0.25	$0.27	$0.26	$0.25
Payout Ratios:
FFO—Diluted(A)	65.35%	60.80%	62.71%	62.43%	64.87%
AFFO—Diluted(B)	77.90%	81.41%	75.98%	76.73%	78.99%
Total Dividends/Distributions	$9,829	$9,366	$8,613	$8,069	$7,334

(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO) by AFFO diluted.

Note:    The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Assets
Investment in real estate:
Land—operational	$165,685	$164,994	$157,789	$142,461	$140,620
Land—development	29,544	26,751	23,507	24,488	24,683
Construction in progress	38,140	37,493	33,860	30,066	22,228
Buildings and improvements	755,597	738,320	682,474	624,635	615,586
Investment in and advances to unconsolidated real estate joint ventures	10,740	11,047	8,005	12,009	6,877
Less: accumulated depreciation	(57,245)	(51,552)	(46,361)	(41,659)	(37,652)

Net investment in real estate	942,461	927,053	859,274	792,000	772,342
Cash and cash equivalents	4,250	6,640	7,881	2,962	3,806
Restricted cash	6,977	4,947	4,116	9,633	4,468
Accounts receivable, net	4,909	3,805	4,720	4,855	5,519
Investment in and advances to other unconsolidated entities	2,105	2,112	1,939	2,041	2,159
Deferred rent receivable	11,651	11,447	10,511	9,804	9,335
Deferred charges, net	18,175	16,884	16,561	16,357	15,550
Prepaid and other assets	10,991	9,551	8,145	9,383	6,726
Furniture, fixtures and equipment, net of accumulated depreciation	1,717	1,771	1,699	1,772	1,807

Total assets	$1,003,236	$984,210	$914,846	$848,807	$821,712

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$573,821	$573,327	$508,715	$475,999	$478,913
Accounts payable and accrued expenses	11,355	10,674	8,923	13,361	10,889
Rents received in advance and security deposits	6,805	6,567	4,319	4,023	4,236
Dividends/distributions payable	9,426	8,965	8,346	7,918	7,203
Fair value of derivatives	2,720	3,781	3,894	2,232	1,993
Other liabilities	7,171	12,193	11,082	10,637	10,243

Total liabilities	611,298	615,507	545,279	514,170	513,477

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	81,905	80,158	80,720	78,900	79,792
Other consolidated partnerships	286	257	231	224	166

Total minority interests	106,558	104,782	105,318	103,491	104,325

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of March 31, 2002)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of March 31, 2002)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of March 31, 2002)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of March 31, 2002)	11	11	11	11	—
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of March 31, 2002)	14	14	14	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 22,938,151 shares issued as of March 31, 2002)	229	208	208	207	206
Treasury Shares, at cost (166,600 shares as of March 31, 2002)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	307,500	285,362	284,834	249,618	221,683
Cumulative dividends in excess of net income	(16,446)	(14,502)	(13,618)	(12,776)	(12,222)
Value of unearned restricted Common Share grants	(2,739)	(3,275)	(3,229)	(3,042)	(3,042)
Accumulated other comprehensive loss	(1,792)	(2,500)	(2,574)	(1,475)	(1,318)

Total beneficiaries' equity	285,380	263,921	264,249	231,146	203,910

Total beneficiaries' equity and minority interests	391,938	368,703	369,567	334,637	308,235

Total liabilities and beneficiaries' equity	$1,003,236	$984,210	$914,846	$848,807	$821,712

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)

(Dollars and units in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$30,538	$29,957	$29,011	$25,960	$25,619
Tenant recoveries and other revenue	3,961	3,503	3,039	2,751	3,232

Total Revenues from Real Estate Operations	34,499	33,460	32,050	28,711	28,851
Expenses
Property operating	4,473	4,243	4,178	3,492	3,448
Repairs and maintenance	3,721	3,980	3,759	3,595	3,518
Real estate taxes	1,999	1,879	1,719	1,471	1,500

Total Property Expenses from Real Estate Operations	10,193	10,102	9,656	8,558	8,466
Net Operating Income from Real Estate Operations	24,306	23,358	22,394	20,153	20,385
General and administrative	(2,170)	(1,167)	(1,347)	(1,329)	(1,446)
Equity in income of unconsol. real estate joint ventures	18	27	27	124	30
Earnings from service companies	(90)	(218)	(378)	143	(329)
Income from real estate services	855	731	715	1,380	850

EBITDA	22,919	22,731	21,411	20,471	19,490
Interest expense	(8,648)	(8,475)	(8,342)	(7,762)	(8,194)
Series B, E & F Preferred Share dividends	(2,397)	(2,397)	(1,694)	(1,477)	(781)
Amortization of deferred financing costs	(486)	(492)	(397)	(546)	(383)
Income tax (expense) benefit	40	207	124	(44)	122
Expense (income) associated with options	14	—	5	—	(61)
Depreciation on unconsolidated real estate entities	64	40	38	70	(4)
Minority interestholders' share of operations	(31)	(23)	(7)	(58)	4
Depreciation of corporate FF&E	(102)	(129)	(104)	(94)	(91)

Funds From Operations (FFO)—Diluted	11,373	11,462	11,034	10,560	10,102
Depreciation and other amortization	(6,539)	(5,738)	(5,148)	(4,863)	(4,809)
Gain on property sales	93	—	—	416	—
Loss on early extinguishment of debt	(42)	(7)	—	(99)	(106)
Cumulative effect adjustment for accounting change	—	—	—	—	(263)
Expense (income) associated with options	(14)	—	(5)	—	61
Depreciation on unconsolidated real estate entities	(64)	(40)	(38)	(70)	4
Minority interestholders' share of operations	31	23	7	58	(4)
Series B, E & F Preferred Share dividends	2,397	2,397	1,694	1,477	781

Income Before Minority Interests and Preferred Share Dividends	7,235	8,097	7,544	7,479	5,766
Minority Interests:
Preferred Units in Operating Partnership	(572)	(571)	(572)	(572)	(572)
Common Units in Operating Partnership	(1,337)	(1,610)	(1,743)	(1,768)	(1,472)
Other consolidated entities	(31)	(23)	(7)	(58)	4
Preferred Share dividends	(2,533)	(2,533)	(1,830)	(1,613)	(881)

Net Income Available to Common Shareholders	$2,762	$3,360	$3,392	$3,468	$2,845

Funds From Operations (FFO)—Diluted	$11,373	$11,462	$11,034	$10,560	$10,102
Straight line rents	(214)	(952)	(717)	(816)	(690)
Non-incremental capital expenditures	(1,618)	(1,950)	(1,211)	(1,153)	(1,116)

Adjusted Funds from Operations—Diluted	$9,541	$8,560	$9,106	$8,591	$8,296

Preferred dividends/distributions(1)	3,105	3,104	2,402	2,185	1,453
Common dividends/distributions	6,724	6,262	6,211	5,884	5,881

Total Dividends/Distributions	$9,829	$9,366	$8,613	$8,069	$7,334

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Note:
The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share

(Shares in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$0.87	$0.88	$0.86	$0.78	$0.78
Tenant recoveries and other revenue	0.11	0.10	0.09	0.08	0.10

Total Revenues from Real Estate Operations	0.99	0.98	0.95	0.86	0.88
Expenses
Property operating	0.13	0.12	0.12	0.10	0.10
Repairs and maintenance	0.11	0.12	0.11	0.11	0.11
Real estate taxes	0.06	0.06	0.05	0.04	0.05

Total Property Expenses from Real Estate Operations	0.29	0.30	0.29	0.26	0.26
Net Operating Income from Real Estate Operations	0.70	0.69	0.67	0.60	0.62
General and administrative	(0.06)	(0.03)	(0.04)	(0.04)	(0.04)
Equity in income of unconsol. real estate joint ventures	0.00	0.00	0.00	0.00	0.00
Earnings from service companies	(0.00)	(0.01)	(0.01)	0.00	(0.01)
Income from real estate services	0.02	0.02	0.02	0.04	0.03

EBITDA	0.66	0.67	0.64	0.61	0.59
Interest expense	(0.25)	(0.25)	(0.25)	(0.23)	(0.25)
Series B, E & F Preferred Share dividends	(0.07)	(0.07)	(0.05)	(0.04)	(0.02)
Amortization of deferred financing costs	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)
Income tax (expense) benefit	0.00	0.01	0.00	(0.00)	0.00
Expense (income) associated with options	0.00	—	0.00	—	(0.00)
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	(0.00)
Minority interestholders' share of operations	(0.00)	(0.00)	(0.00)	(0.00)	0.00
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.33	0.34	0.33	0.32	0.31
Depreciation and other amortization	(0.19)	(0.17)	(0.15)	(0.15)	(0.15)
Gain on property sales	0.00	—	—	0.01	—
Loss on early extinguishment of debt	(0.00)	(0.00)	—	(0.00)	(0.00)
Cumulative effect adjustment for accounting change	—	—	—	—	(0.01)
Expense (income) associated with options	(0.00)	—	(0.00)	—	0.00
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	(0.00)	0.00
Minority interestholders' share of operations	0.00	0.00	0.00	0.00	(0.00)
Series B, E & F Preferred Share dividends	0.07	0.07	0.05	0.04	0.02

Income Before Minority Interests and Preferred Share Dividends	0.21	0.24	0.22	0.22	0.18
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.04)	(0.05)	(0.05)	(0.05)	(0.04)
Other consolidated entities	(0.00)	(0.00)	(0.00)	(0.00)	0.00
Preferred Share dividends	(0.07)	(0.07)	(0.05)	(0.05)	(0.03)

Net Income Available to Common Shareholders	$0.08	$0.10	$0.10	$0.10	$0.09

Funds From Operations (FFO)—Diluted	$0.33	$0.34	$0.33	$0.32	$0.31
Straight line rents	(0.01)	(0.03)	(0.02)	(0.02)	(0.02)
Non-incremental capital expenditures	(0.05)	(0.06)	(0.04)	(0.03)	(0.03)

Adjusted Funds from Operations—Diluted	$0.27	$0.25	$0.27	$0.26	$0.25

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,618	3,618	3,299
Weighted Average Common Shares/Units Outstanding	31,324	30,385	30,037	29,746	29,643

Weighted Average Diluted Shares Outstanding	34,942	34,003	33,655	33,364	32,942

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	89%	90%	91%	90%	89%
Tenant recoveries and other revenue	11%	10%	9%	10%	11%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	13%	13%	13%	12%	12%
Repairs and maintenance	11%	12%	12%	13%	12%
Real estate taxes	6%	6%	5%	5%	5%

Total Property Expenses from Real Estate Operations	30%	30%	30%	30%	29%
Net Operating Income from Real Estate Operations	70%	70%	70%	70%	71%
General and administrative	(6)%	(3)%	(4)%	(5)%	(5)%
Equity in income of unconsol. real estate joint ventures	0%	0%	0%	0%	0%
Earnings from service companies	(0)%	(1)%	(1)%	0%	(1)%
Income from real estate services	2%	2%	2%	5%	3%

EBITDA	66%	68%	67%	71%	68%
Interest expense	(25)%	(25)%	(26)%	(27)%	(28)%
Series B, E & F Preferred Share dividends	(7)%	(7)%	(5)%	(5)%	(3)%
Amortization of deferred financing costs	(1)%	(1)%	(1)%	(2)%	(1)%
Income tax (expense) benefit	0%	1%	0%	(0)%	0%
Expense (income) associated with options	0%	0%	0%	0%	(0)%
Depreciation on unconsolidated real estate entities	0%	0%	0%	0%	(0)%
Minority interestholders' share of operations	(0)%	(0)%	(0)%	(0)%	0%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO)—Diluted	33%	34%	34%	37%	35%
Depreciation and other amortization	(19)%	(17)%	(16)%	(17)%	(17)%
Gain on property sales	0%	0%	0%	1%	0%
Loss on early extinguishment of debt	(0)%	(0)%	0%	(0)%	(0)%
Cumulative effect adjustment for accounting change	0%	0%	0%	0%	(1)%
Expense (income) associated with options	(0)%	0%	(0)%	0%	0%
Depreciation on unconsolidated real estate entities	(0)%	(0)%	(0)%	(0)%	0%
Minority interestholders' share of operations	0%	0%	0%	0%	(0)%
Series B, E & F Preferred Share dividends	7%	7%	5%	5%	3%

Income Before Minority Interests and Preferred Share Dividends	21%	24%	24%	26%	20%
Minority Interests:
Preferred Units in Operating Partnership	(2)%	(2)%	(2)%	(2)%	(2)%
Common Units in Operating Partnership	(4)%	(5)%	(5)%	(6)%	(5)%
Other consolidated entities	(0)%	(0)%	(0)%	(0)%	0%
Preferred Share dividends	(7)%	(8)%	(6)%	(6)%	(3)%

Net Income Available to Common Shareholders	8%	10%	11%	12%	10%

Funds From Operations (FFO)—Diluted	33%	34%	34%	37%	35%
Straight line rents	(1)%	(3)%	(2)%	(3)%	(2)%
Non-incremental capital expenditures	(5)%	(6)%	(4)%	(4)%	(4)%
Adjusted Funds from Operations—Diluted	28%	26%	28%	30%	29%

Quarterly Equity Analysis

(Amounts in thousands, except per share data, share prices and ratios)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Common Equity—End of Quarter
Common Shares(1)	22,772	20,648	20,590	20,526	20,429
Common Units	9,607	9,607	9,617	9,307	9,388

Total	32,379	30,255	30,207	29,833	29,817

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding	n/a	0	0	0	0
Conversion Ratio	n/a	1.8748	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	n/a	0	0	0	0
Preferred Share Liquidation Preference	n/a	$25.00	$25.00	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding(2)	544	544	544	544	544
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	2.2000
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding(3)	1,150	1,150	1,150	1,150	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a
Redeemable Series F Shares Outstanding(4)	1,425	1,425	1,425	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a
Weighted Average Shares:
Weighted Average Common Shares Outstanding	20,889	20,186	20,141	20,077	19,982
Weighted Average Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	878
Weighted Average Dilutive Options	828	590	481	334	273
Weighted Average Common Units	9,607	9,609	9,415	9,335	9,388
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	34,942	34,003	33,655	33,364	32,942

Common Shares Trading Volume
Average Daily Volume (Shares)	116	23	30	24	21
Average Daily Volume (Dollars in thousands)	$1,460.22	$261.76	$313.45	$237.66	$198.00
As a Percentage of Common Shares	0.6%	0.1%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$13.20	$12.71	$11.50	$10.60	$9.98
Quarterly Low	$11.62	$10.75	$9.86	$9.36	$9.03
Quarterly Average	$12.54	$11.50	$10.61	$10.10	$9.59
End of Quarter	$13.10	$11.87	$10.90	$10.00	$9.51
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$134,642	$99,017	$70,267
Market Value of Common Shares/Units	424,165	359,127	329,256	298,330	283,560

Total Equity Market Capitalization	$558,806	$493,768	$463,898	$397,347	$353,826

Total Debt	$573,821	$573,327	$508,715	$475,999	$478,913

Total Market Capitalization	$1,132,627	$1,067,095	$972,613	$873,346	$832,739

Debt to Total Market Capitalization	50.7%	53.7%	52.3%	54.5%	57.5%
Debt to Undepreciated Book Value of Real Estate Assets	57.4%	58.6%	56.2%	57.1%	59.1%

(1)
Net of 166,600 treasury shares as of March 31, 2002. Includes 2,084,828 common shares issued on March 5, 2002.

(2)
We issued 544,000 Convertible Series D preferred shares on January 25, 2001.

(3)
We issued 1,150,000 Cumulative Redeemable Series E preferred shares on April 6, 2001.

(4)
We issued 1,425,000 Cumulative Redeemable Series F preferred shares on September 13, 2001.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2002		2001
	March 31		December 31		September 30		June 30		March 31
PRICING MULTIPLES
NOI Multiple (Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI	11.70	x	11.00	x	10.93	x	10.82	x	10.17	x
EBITDA Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA	12.41	x	11.30	x	11.43	x	10.66	x	10.64	x
FFO Multiple (Quarter End Common Share Price / Ann. FFO—diluted)	10.06	x	8.80	x	8.31	x	7.90	x	7.75	x
AFFO Multiple (Quarter End Common Share Price / Ann. AFFO—diluted)	11.99	x	11.79	x	10.07	x	9.71	x	9.44	x
NOI Yield (Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.54%		9.09%		9.15%		9.24%		9.83%
EBITDA Yield (Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.06%		8.85%		8.75%		9.38%		9.40%
FFO Yield (Ann. FFO / Quarter End Common Share Price)	9.94%		11.36%		12.03%		12.66%		12.90%
AFFO Yield (Ann. AFFO / Quarter End Common Share Price)	8.34%		8.48%		9.93%		10.30%		10.59%
Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA)(1)	$145.61		$137.76		$133.34		$129.22		$124.70
RETURNS
Yield on Real Estate Owned—NOI (Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.65%		10.71%		11.12%		10.54%		10.85%
Yield on Real Estate Owned—EBITDA (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.04%		10.42%		10.63%		10.71%		10.37%
Return on Book Value of Average Equity & Minority Interest (Ann. EBTDA / Avg. Equity & Minority Interest)	15.01%		15.45%		14.85%		15.82%		14.87%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis

(Dollars in thousands)

	2002		2001
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$462,287		$445,951		$475,163		$409,670		$356,872
Construction Loans	17,534		17,376		15,852		13,099		18,950
Revolving Credit Facility	—		—		—		—		29,091
Secured Revolving Credit Facility	94,000		110,000		17,700		53,230		74,000

	$573,821		$573,327		$508,715		$475,999		$478,913

Average Outstanding Balance
Mortgage Loans	$452,987		$428,231		$446,784		$377,222		$344,023
Construction Loans	17,431		16,648		15,502		10,436		26,967
Revolving Credit Facility	—		—		—		28,445		29,091
Secured Revolving Credit Facility	108,581		89,110		52,548		59,123		75,507

	$578,999		$533,989		$514,834		$475,226		$475,588

Interest Rate Structure
Fixed	$340,037		$326,701		$328,029		$305,431		$240,501
Variable	83,784		96,626		—		—		13,412
Variable Subject to Interest Rate Protection(1-4)	150,000		150,000		180,686		170,568		225,000

	$573,821		$573,327		$508,715		$475,999		$478,913

% of Fixed Rate Loans(A)	59.26%		56.98%		64.48%		64.17%		50.22%
% of Variable Rate Loans	40.74%		43.02%		35.52%		35.83%		49.78%

	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.37%		6.71%		7.12%		7.31%		7.44%
Revolving Credit Facility	n/a		n/a		n/a		6.71%		7.31%
Secured Revolving Credit Facility	7.21%		7.32%		6.73%		6.93%		7.85%
Total Weighted Average	6.52%		6.85%		7.08%		7.22%		7.50%
Debt Ratios
Debt to Total Market Capitalization	50.7%		53.7%		52.3%		54.5%		57.5%
Debt to Undepreciated Book Value of Real Estate Assets	57.4%		58.6%		56.2%		57.1%		59.1%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI (NOI / Interest)	2.81	x	2.76	x	2.68	x	2.60	x	2.49	x
Interest Coverage—EBITDA (EBITDA / Interest)	2.65	x	2.68	x	2.57	x	2.64	x	2.38	x
Interest Coverage—EBITDA—YTD (EBITDA / Interest—Year-to-date)	2.65	x	2.57	x	2.53	x	2.50	x	2.38	x
Debt Service Coverage—NOI (NOI / (Interest + Principal Amortization))	2.43	x	2.38	x	2.32	x	2.28	x	2.23	x
Debt Service Coverage—EBITDA (EBITDA / (Interest + Principal Amortization))	2.29	x	2.31	x	2.22	x	2.32	x	2.13	x
Fixed Charge Coverage—NOI (NOI / (Interest + Preferred Distribution))	2.07	x	2.02	x	2.08	x	2.03	x	2.11	x
Fixed Charge Coverage—EBITDA (EBITDA / (Interest + Preferred Distribution))	1.95	x	1.96	x	1.99	x	2.06	x	2.02	x

(A)
Excludes interest rate protection agreements.

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	70.45%	69.81%	69.87%	70.19%	70.66%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	66.43%	67.93%	66.80%	71.30%	67.55%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	6.29%	3.49%	4.20%	4.63%	5.01%
G&A as a % of EBITDA
(G&A / EBITDA)	9.47%	5.13%	6.29%	6.49%	7.42%
Quarter end occupancy for operating portfolio	93.92%	96.07%	97.18%	96.92%	96.95%
Quarter end % leased for operating portfolio	94.70%	96.59%	97.57%	97.60%	98.39%
Non-Incremental Capital Expenditures	$1,618	$1,950	$1,211	$1,153	$1,116
Non-Incremental Capital Expenditures per average square foot	$0.21	$0.26	$0.17	$0.17	$0.17
Non-Incremental Capital Expenditures per Diluted Share	$0.05	$0.06	$0.04	$0.03	$0.03
Non-Incremental Capital Expenditures as a % of NOI	6.66%	8.35%	5.41%	5.72%	5.47%

Quarterly Dividend Analysis

2002	2001
March 31	December 31	September 30	June 30	March 31
Common Share Dividends
Dividends per share/unit	$0.21	$0.21	$0.21	$0.20	$0.20
Increase over prior quarter	0.0%	0.0%	5.0%	0.0%	0.0%
Increase over prior year	5.0%	5.0%	5.0%	5.3%	5.3%
Common Dividend Payout Ratios
Payout—FFO—Diluted ((Dividend + Distributions)/FFO)	65.3%	60.8%	62.7%	62.4%	64.9%
Payout—AFFO—Diluted (Dividend /FAD)	77.9%	81.4%	76.0%	76.7%	79.0%
Dividend Coverage—FFO—Diluted (FFO /dividends)	1.53	x	1.64	x	1.59	x	1.60	x	1.54	x
Dividend Coverage—AFFO—Diluted (AFFO /dividends)	1.28	x	1.23	x	1.32	x	1.30	x	1.27	x
Common Dividend Yields
Dividend Yield	6.41%	7.08%	7.71%	8.00%	8.41%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends(1)
Preferred Share Dividends Per Share	n/a	$0.34375	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	n/a	5.50%	5.50%	5.50%	5.50%
Quarter End Liquidation Preference	n/a	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends(3)
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	n/a
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	n/a
Series F Preferred Share Dividends(4)
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	n/a	n/a
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a

(1)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share ownership position.

(2)
We issued 544,000 of Series D Convertible Preferred Shares on January 25, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.1833 per share.

(3)
We issued 1,150,000 of Series E Cumulative Redeemable Preferred Shares on April 6, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.6050 per share.

(4)
We issued 1,425,000 of Series F Cumulative Redeemable Preferred Shares on September 13, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.123435 per share.

Investor Composition and Analyst Coverage

(as of March 31, 2002)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total
Insiders	1,150,278	7,831,137	—	8,981,415	24.95%
Institutional Ownership	8,388,815	—	3,617,472	12,006,287	33.35%
Other / Retail	13,232,457	1,776,222	—	15,008,679	41.69%

	22,771,550	9,607,359	3,617,472	35,996,381	100.00%

RESEARCH COVERAGE	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001	March 31, 2001
A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	x	n/a	n/a	n/a	n/a
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Janney Montgomery Scott	n/a	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x

Source: Institutional ownership was obtained from filed Forms 13(f) as of December 31, 2001 per Vickers Stock Research Corporation. For the March 5, 2002 common share offering, an institutional ownership analysis was provided by the joint lead managers.

Debt Maturity Schedule—March 31, 2002

(Dollars in thousands)

	Mortgages		Construction Loans(1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity(2)	$150,000 Secured Revolving Credit Facility(3)	Total Scheduled Payments
April - Dec. 2002	$4,490	$50,000	$119	$—	$—	$54,609
2003	6,493	25,121	172	17,243	—	49,029
2004	7,137	46,315	—	—	—	53,452
2005	6,899	41,567	—	—	94,000	142,466
2006	6,446	59,975	—	—	—	66,421
2007	5,417	20,377	—	—	—	25,794
2008	3,677	142,737	—	—	—	146,414
2009	447	35,189	—	—	—	35,636

	$41,006	$421,281	$291	$17,243	$94,000	$573,821

Notes:

(1)
The construction loan balances as of March 31, 2002 represent the outstanding balances as of that date.

(2)
We have the right to extend construction loans of $10,489 and $7,045, for a one-year period subject to certain conditions, upon maturity in July 2002. The above table reflects the maturities in 2003, as if the loans had been extended.

(3)
We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004. The extended maturity date has been presented above.

We have obtained interest rate protection agreements as follows:

        $50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.

        $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region—March 31, 2002

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Office Properties Baltimore /Washington Corridor
1	2730 Hercules Road	Owned	BWI Airport	MD	1990	M	240,336
2	132 National Business Parkway	Owned	BWI Airport	MD	2000	M	118,456
3	2721 Technology Drive (221 NBP)	Owned	BWI Airport	MD	2000	M	118,093
4	2701 Technology Drive (201 NBP)	Owned	BWI Airport	MD	2001	M	91,643	25,807
5	1306 Concourse Drive	Owned	BWI Airport	MD	1990	M	114,046
6	1304 Concourse Drive	Owned	BWI Airport	MD	2002	M	10,657	92,307
7	870-880 Elkridge Landing Road	Owned	BWI Airport	MD	1981	M	97,161
8	900 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	97,139
9	1199 Winterson Road	Owned	BWI Airport	MD	1988	M	96,636
10	920 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	96,566
11	134 National Business Parkway	Owned	BWI Airport	MD	1999	M	93,482
12	133 National Business Parkway	Owned	BWI Airport	MD	1997	M	88,666
13	141 National Business Parkway	Owned	BWI Airport	MD	1990	M	86,964
14	135 National Business Parkway	Owned	BWI Airport	MD	1998	M	86,863
15	1302 Concourse Drive	Owned	BWI Airport	MD	1996	M	84,607
16	7467 Ridge Road	Owned	BWI Airport	MD	1990	M	73,756
17	881 Elkridge Landing Road	Owned	BWI Airport	MD	1986	M	73,572
18	7240 Parkway Drive	Owned	BWI Airport	MD	1985	M	74,156
19	1099 Winterson Road	Owned	BWI Airport	MD	1988	M	70,938
20	131 National Business Parkway	Owned	BWI Airport	MD	1990	M	68,906
21	1190 Winterson Road	Owned	BWI Airport	MD	1987	M	68,567
22	849 International Drive	Owned	BWI Airport	MD	1988	M	68,397
23	911 Elkridge Landing Road	Owned	BWI Airport	MD	1985	M	68,296
24	1201 Winterson Road	Owned	BWI Airport	MD	1985	M	67,903
25	999 Corporate Boulevard	Owned	BWI Airport	MD	2000	M	67,351
26	7318 Parkway Drive	Owned	BWI Airport	MD	1984	S	59,204
27	900 International Drive	Owned	BWI Airport	MD	1986	S	57,140
28	930 International Drive	Owned	BWI Airport	MD	1986	S	57,140
29	901 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	57,130
30	891 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	56,489
31	921 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	54,057
32	939 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	53,031
33	938 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	52,988
34	940 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	51,704
35	800 International Drive	Owned	BWI Airport	MD	1988	S	50,979
36	1340 Ashton Road	Owned	BWI Airport	MD	1989	S	46,400
37	7321 Parkway Drive	Owned	BWI Airport	MD	1984	S	39,822
38	1334 Ashton Road	Owned	BWI Airport	MD	1989	S	37,565
39	1331 Ashton Road	Owned	BWI Airport	MD	1989	S	29,936
40	1350 Dorsey Road	Owned	BWI Airport	MD	1989	S	19,992
41	1344 Ashton Road	Owned	BWI Airport	MD	1989	M	16,865
42	1341 Ashton Road	Owned	BWI Airport	MD	1989	S	15,841
43	1343 Ashton Road	Owned	BWI Airport	MD	1989	S	9,962
44	114 National Business Parkway	Owned	BWI Airport	MD	2002	S	9,717
	2711 Technology Drive (211 NBP)	JV	BWI Airport	MD		M		150,000

	Subtotal (continued on next page)						2,999,119	268,114

Property Summary by Region—March 31, 2002 (Continued)

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Subtotal (continued from prior page)						2,999,119	268,114
45	1615 and 1629 Thames Street	Owned	Baltimore City	MD	1989	M	103,683
46	9690 Deereco Road	Owned	North Baltimore Co.	MD	1988	M	133,737
47	375 West Padonia Road	Owned	North Baltimore Co.	MD	1986	M	100,804
48	7200 Riverwood Drive	Owned	Howard Co. Perimeter	MD	1986	S	160,000
49	9140 Route 108	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
50	6940 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	108,737
51	6950 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1998	M	107,778
52	7067 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2001	M	82,953
53	6750 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2001	M	78,460
54	6700 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	75,635
55	6740 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1992	M	61,957
56	8815 Centre Park Drive	Owned	Howard Co. Perimeter	MD	1987	M	53,782
57	6716 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1990	M	52,002
58	7065 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	38,560
59	6760 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1991	M	37,248
60	7063 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	36,936
61	6708 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	35,040
62	7061 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	M	29,604
	6731 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD		M		123,743
	Robert Fulton Drive—Phase I	JV	Howard Co. Perimeter	MD		M		105,850
	6724 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD		M		28,312
63	14502 Greenview Drive	Owned	Laurel	MD	1988	M	71,873
64	14504 Greenview Drive	Owned	Laurel	MD	1985	M	69,194
	4260 Forbes Boulevard	JV	Lanham	MD		S		54,692
65	6009 - 6011 Oxon Hill Road	Owned	Southern Prince George's County	MD	1990	M	181,768

	Total Baltimore / Washington Corridor:						4,768,870	580,711

	Greater Philadelphia
1	753 Jolly Road	Owned	Blue Bell	PA	1960/1992 - 94	M	419,472
2	785 Jolly Road	Owned	Blue Bell	PA	1970/1996	M	219,065
3	760 Jolly Road	Owned	Blue Bell	PA	1974/1994	M	208,854
4	751 Jolly Road	Owned	Blue Bell	PA	1966/1991	M	112,958

	Total Greater Philadelphia:						960,349	—

Property Summary by Region—March 31, 2002 (Continued)

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Greater Harrisburg
1	2605 Interstate Drive	Owned	East Shore	PA	1990	M	81,187
2	6345 Flank Drive	Owned	East Shore	PA	1989	S	69,443
3	6340 Flank Drive	Owned	East Shore	PA	1988	S	68,200
4	2601 Market Place	Owned	East Shore	PA	1989	M	67,743
5	6400 Flank Drive	Owned	East Shore	PA	1992	S	52,439
6	6360 Flank Drive	Owned	East Shore	PA	1988	S	46,500
7	6385 Flank Drive	Owned	East Shore	PA	1995	S	32,800
8	6380 Flank Drive	Owned	East Shore	PA	1991	S	32,000
9	6405 Flank Drive	Owned	East Shore	PA	1991	S	32,000
10	95 Shannon Road	Owned	East Shore	PA	1999	S	21,976
11	75 Shannon Road	Owned	East Shore	PA	1999	S	20,887
12	6375 Flank Drive	Owned	East Shore	PA	2000	S	19,783
13	85 Shannon Road	Owned	East Shore	PA	1999	S	12,863
14	5035 Ritter Road	Owned	West Shore	PA	1988	S	56,556
15	5070 Ritter Road—Building A	Owned	West Shore	PA	1989	S	32,309
16	5070 Ritter Road—Building B	Owned	West Shore	PA	1989	S	28,000

	Total Greater Harrisburg:						674,686	—

	Northern/Central New Jersey
1	431 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
2	429 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
3	68 Culver Road	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
4	104 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
5	101 Interchange Plaza	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
6	47 Commerce	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
7	437 Ridge Road	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
8	7 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	19,466
9	8 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1986	S	16,199
10	2 Centre Drive	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
11	4301 Route 1	Owned	Monmouth Junction	NJ	1986	M	61,300
12	695 Route 46	Owned	Wayne	NJ	1990	M	157,394
13	710 Route 46	Owned	Wayne	NJ	1985	M	101,120

	Total Northern / Central New Jersey:						903,972	—

	Northern Virginia
1	15000 Conference Center Drive	Owned	Chantilly	VA	1989	M	470,406

	Total Northern Virginia:						470,406	—

99	TOTAL PORTFOLIO						7,778,283	580,711

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Northern Virginia	Total Portfolio
March 31, 2002
Number of Buildings	4	65	13	16	1	99
Rentable Square Feet	960,349	4,768,870	903,972	674,686	470,406	7,778,283
Percent Occupied	100.00%	92.73%	93.88%	89.83%	99.56%	93.92%
December 31, 2001
Number of Buildings	4	64	13	16	1	98
Rentable Square Feet	960,349	4,791,139	903,972	674,686	470,406	7,800,552
Percent Occupied	100.00%	95.68%	95.80%	91.17%	99.56%	96.07%
September 30, 2001
Number of Buildings	4	64	13	16	—	97
Rentable Square Feet	960,349	4,759,623	904,854	677,903	—	7,302,729
Percent Occupied	100.00%	98.33%	95.65%	87.19%	0%	97.18%
June 30, 2001
Number of Buildings	4	58	13	16	—	91
Rentable Square Feet	960,349	4,413,104	904,854	677,903	—	6,956,210
Percent Occupied	100.00%	97.96%	94.19%	89.41%	0%	96.92%
March 31, 2001
Number of Buildings	4	55	14	16	—	89
Rentable Square Feet	960,349	4,258,610	970,048	677,458	—	6,866,465
Percent Occupied	100.00%	97.76%	94.03%	91.75%	0%	96.95%

Top Twenty Office Tenants as of March 31, 2002

(Dollars and Square Feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America(3)	21	896,012	12.3%	$16,663	12.8%	4.2
AT&T Local Services(4)	6	414,970	5.7%	8,628	6.6%	6.5
Unisys(5)	3	741,284	10.1%	7,444	5.7%	7.3
Dyncorp Information Systems, LLC	1	244,522	3.3%	5,384	4.1%	8.8
Ciena Corporation(6)	5	298,482	4.1%	3,968	3.0%	3.2
General Dynamics Government Corp.	3	161,657	2.2%	3,798	2.9%	7.1
Magellan Behavioral Health, Inc.	2	150,622	2.1%	3,259	2.5%	1.8
Commonwealth of Pennsylvania(4)	9	177,813	2.4%	2,533	1.9%	6.5
Booz-Allen & Hamilton	3	127,919	1.8%	2,527	1.9%	3.3
Merck & Co., Inc.(5)	1	219,065	3.0%	2,237	1.7%	7.3
Bookham Technology, Inc.	1	150,000	2.1%	1,900	1.5%	5.8
Johns Hopkins University(4)	4	81,935	1.1%	1,836	1.4%	4.4
Northrop Grumman Systems	1	61,250	0.8%	1,554	1.2%	6.5
Arbros Communications, Inc.	1	91,534	1.3%	1,554	1.2%	9.1
Genuity, Inc.	1	59,173	0.8%	1,538	1.2%	2.2
Sun Microsystems, Inc.	2	60,730	0.8%	1,484	1.1%	3.8
First American Credit Management Solutions, Inc.	1	70,982	1.0%	1,374	1.1%	6.7
Deutsche Banc Alex. Brown	1	84,354	1.2%	1,327	1.0%	2.2
Ameritrade Holding Corporation	1	63,224	0.9%	1,293	1.0%	8.3
Computer Sciences Corporation	1	55,232	0.8%	1,207	0.9%	0.2
Subtotal Top 20 Office Tenants	68	4,210,760	57.6%	71,508	54.7%	5.4
All remaining tenants	369	3,094,573	42.4%	59,132	45.3%	3.1

Total/Weighted Average	437	7,305,333	100.0%	$130,640	100.0%	4.4

(1)
Total Rental Revenue is the monthly contractual base rent as of March 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

(6)
In addition to the 298,482 square feet directly leased, Ciena Corporation also subleases 107,064 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter(1)

(Dollars in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	21,896	22,911	22,558	18,654	18,573
Northern/Central New Jersey	4,921	4,786	4,757	4,998	4,922
Greater Harrisburg	2,407	2,231	2,174	2,483	2,789
Northern Virginia	2,688	947	—	—	—

Total Regional Rental Revenue	$34,418	$33,381	$31,995	$28,641	$28,790

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Office Properties:
Greater Philadelphia	$2,466	$2,478	$2,476	$2,469	$2,486
Baltimore/Washington Corridor	15,140	15,745	15,539	12,704	12,614
Northern/Central New Jersey	3,213	2,890	2,819	3,173	3,028
Greater Harrisburg	1,810	1,640	1,506	1,736	2,195
Northern Virginia	1,598	527	—	—	—

Total Regional NOI	$24,227	$23,280	$22,340	$20,082	$20,323
Other income / expenses, net	79	78	54	71	62

Total NOI	$24,306	$23,358	$22,394	$20,153	$20,385

Same Office Property Cash Net Operating Income by Quarter(1)

(Dollars in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Office Properties:(2)
Greater Philadelphia	$2,410	$2,410	$2,408	$2,363	$2,363
Baltimore/Washington Corridor	12,078	11,720	12,316	11,988	11,977
Northern/Central New Jersey	3,221	2,850	2,779	2,845	2,665
Greater Harrisburg	1,773	1,645	1,489	1,707	1,718

Total Office Properties	$19,482	$18,625	$18,992	$18,903	$18,723

Same Office Property GAAP Net Operating Income by Quarter(1)

(Dollars in thousands)

	2002	2001
	March 31	December 31	September 30	June 30	March 31
Office Properties:(2)
Greater Philadelphia	$2,496	$2,496	$2,495	$2,497	$2,497
Baltimore/Washington Corridor	12,113	11,906	12,683	12,384	12,361
Northern/Central New Jersey	3,265	2,922	2,854	2,940	2,756
Greater Harrisburg	1,834	1,654	1,518	1,757	1,753

Total Office Properties	$19,708	$18,978	$19,550	$19,578	$19,367

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Total Office
1st Quarter 2002 Average
Number of Buildings	4	49	13	16	82
Rentable Square Feet	960,349	3,867,273	903,972	674,686	6,406,280
Percent Occupied	100.00%	94.03%	94.46%	90.48%	94.61%
4th Quarter 2001 Average
Number of Buildings	4	49	13	16	82
Rentable Square Feet	960,349	3,866,633	903,972	675,758	6,406,712
Percent Occupied	100.00%	95.76%	95.82%	89.03%	95.70%
3rd Quarter 2001 Average
Number of Buildings	4	49	13	16	82
Rentable Square Feet	960,349	3,865,971	904,854	677,903	6,409,077
Percent Occupied	100.00%	98.65%	95.19%	87.01%	97.13%
2nd Quarter 2001 Average
Number of Buildings	4	49	13	16	82
Rentable Square Feet	960,349	3,848,223	904,834	677,606	6,391,012
Percent Occupied	100.00%	98.29%	94.22%	90.24%	97.11%
1st Quarter 2001 Average
Number of Buildings	4	49	13	16	82
Rentable Square Feet	960,349	3,839,288	904,771	677,461	6,381,869
Percent Occupied	100.00%	97.59%	92.19%	93.32%	96.74%

(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
April 1 - December 31, 2002	80	853,226	11.7%	$15,448	11.8%	$18.11
2003	91	747,770	10.2%	14,103	10.8%	18.86
2004	72	826,766	11.3%	16,813	12.7%	20.34
2005	65	692,563	9.5%	14,504	11.1%	20.94
2006	52	607,542	8.3%	11,930	9.1%	19.64
2007	27	623,347	8.5%	10,331	7.9%	16.57
2008	13	782,006	10.7%	15,019	11.5%	19.21
2009	14	1,230,442	16.8%	14,906	11.4%	12.11
2010	11	657,393	9.0%	14,019	10.8%	21.33
2011	4	165,443	2.3%	2,314	1.8%	13.99
2012	1	71,514	1.0%	1,251	1.0%	17.50
Other(3)	7	47,321	0.6%	—	0.0%	—

Total/Weighted Average	437	7,305,333	100.0%	$130,640	100.0%	$18.52

NOTE: As of March 31, 2002, the weighted average lease term is 4.4 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of March 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space.

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended March 31, 2002:
Expiring Square Feet	—	42,032	11,961	53,200	107,193
Vacated Square Feet	—	21,125	9,992	15,280	46,397
Renewed Square Feet	—	20,907	1,969	37,920	60,796
Retention Rate (% based upon square feet)	0.00%	49.74%	16.46%	71.28%	56.72%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	(4.35)%	(2.70)%	29.35%	3.21%
Increase in Total Rent—Straight-line	0.00%	0.55%	(12.76)%	(2.02)%	(1.53)%
Increase in Base Rent—Cash	0.00%	(3.11)%	(7.51)%	20.16%	1.71%
Increase in Total Rent—Cash	0.00%	2.04%	(16.86)%	(9.06)%	(3.05)%
Average Capital Cost per Square Foot	$—	$5.01	$5.67	$0.04	$3.08
Quarter Ended December 31, 2001:
Expiring Square Feet	—	84,400	4,276	53,256	141,932
Vacated Square Feet	—	24,674	—	5,005	29,679
Renewed Square Feet	—	59,726	4,276	48,251	112,253
Retention Rate (% based upon square feet)	0.00%	70.77%	100.00%	90.60%	79.09%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	12.52%	17.24%	18.61%	15.16%
Increase in Total Rent—Straight-line	0.00%	9.42%	6.74%	17.70%	12.58%
Increase in Base Rent—Cash	0.00%	5.95%	11.02%	5.78%	6.08%
Increase in Total Rent—Cash	0.00%	3.10%	1.07%	5.08%	3.80%
Average Capital Cost per Square Foot	$—	$9.56	$8.92	$15.25	$12.20
Quarter Ended September 30, 2001:
Expiring Square Feet	—	182,914	7,777	97,943	288,634
Vacated Square Feet	—	122,030	—	—	122,030
Renewed Square Feet	—	60,884	7,777	97,943	166,604
Retention Rate (% based upon square feet)	0.00%	33.29%	100.00%	100.00%	57.72%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	13.01%	25.29%	8.18%	11.93%
Increase in Total Rent—Straight-line	0.00%	10.17%	15.05%	6.47%	9.07%
Increase in Base Rent—Cash	0.00%	8.22%	18.70%	5.90%	7.87%
Increase in Total Rent—Cash	0.00%	5.76%	9.46%	4.64%	5.51%
Average Capital Cost per Square Foot	$—	$7.34	$5.67	$0.95	$4.40

Quarterly Office Renewal Analysis (Continued)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended June 30, 2001:
Expiring Square Feet	—	174,078	22,678	45,325	242,081
Vacated Square Feet	—	16,922	6,050	33,026	55,998
Renewed Square Feet	—	157,156	16,628	12,299	186,083
Retention Rate (% based upon square feet)	0.00%	90.28%	73.32%	27.14%	76.87%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.86%	38.02%	13.69%	26.15%
Increase in Total Rent—Straight-line	0.00%	19.76%	32.98%	10.21%	21.02%
Increase in Base Rent—Cash	0.00%	19.81%	34.23%	4.57%	21.00%
Increase in Total Rent—Cash	0.00%	15.52%	29.50%	2.37%	16.63%
Average Capital Cost per Square Foot	$—	$3.87	$14.05	$6.50	$5.58
Quarter Ended March 31, 2001:
Expiring Square Feet	—	80,677	1,510	4,000	86,187
Vacated Square Feet	—	1,215	—	—	1,215
Renewed Square Feet	—	79,462	1,510	4,000	84,972
Retention Rate (% based upon square feet)	0.00%	98.49%	100.00%	100.00%	98.59%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	23.01%	2.78%	(28.63)%	20.44%
Increase in Total Rent—Straight-line	0.00%	20.31%	2.03%	(18.63)%	18.20%
Increase in Base Rent—Cash	0.00%	15.15%	2.78%	(30.74)%	12.95%
Increase in Total Rent—Cash	0.00%	12.84%	2.03%	(20.55)%	11.12%
Average Capital Cost per Square Foot	$—	$7.20	$0.42	$1.70	$6.88

Development Summary as of March 31, 2002

(Dollars in thousands except square feet and per square foot data)

Property and Location	Submarket	Owned or Joint Venture (JV)	Rentable Square Feet	Percentage Pre-Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Loan Commitment	Outstanding Loan as of 3/31/2002	Anticipated Stabilization/ Delivery
Under Construction
2711 Technology Drive (211 NBP) Annapolis Junction, MD	BWI Airport	JV	150,000	100.00%	$175	$26,215	$22,806	$20,550	$13,430	June 2002
1304 Concourse Drive Linthicum, MD(1)	BWI Airport	Owned	92,307	58.60%	162	14,964	11,830	11,855	7,045	Lease-up September 2002
4260 Forbes Boulevard—Phase I Lanham, Maryland(2)	Lanham	JV	54,692	43.08%	100	5,494	4,801	9,026	4,789	Lease-up October 2002
6724 Alexander Bell Drive(3) Columbia, Maryland	Howard County Perimeter	Owned	28,312	62.18%	181	5,119	4,849	—	—	Lease-up November 2002
6731 Columbia Gateway Drive Columbia, Maryland	Howard County Perimeter	Owned	123,743	57.57%	190	23,511	18,976	15,750	10,489	Lease-up February 2003
Robert Fulton Drive—Phase I Columbia, Maryland(2)	Howard County Perimeter	JV	105,850	0.00%	115	12,185	8,832	14,000	6,508	March 2003

TOTAL / AVERAGE			554,904	57.04%	$158	$87,488	$72,094	$71,181	$42,261

(1)
This property contains 102,964 rentable square feet of which 10,657 rentable square feet have been placed into service in March 2002. Accordingly, the anticipated cost and cost to date have been adjusted to reflect only the developmental portion of the property.

(2)
The loan commitments and outstanding loan balances as of March 31, 2002 for these joint venture properties cover Phase I and Phase II development activities.

(3)
We purchased this property in May 2001 and are redeveloping. As part of a $12 million loan, we can borrow an additional $1.0 million to fund construction costs. No draws have been made as of March 31, 2002.

Joint Venture Summary as of March 31, 2002

(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment		Off-Balance Sheet Debt as of 3/31/02	Recourse to COPT	Option to Acquire Partner's Interest
4260 Forbes Boulevard Lanham, Maryland	80%	Lease-Up	54,692		$921		$4,789	Yes, 50%	Yes
2711 Technology Drive (211 NBP) Annapolis Junction, Maryland	50%	Construction	150,000		3,224	(a)	13,430	Yes, 100%	Yes
Robert Fulton Drive (Phase I) Columbia, Maryland	80%	Construction/ Development	105,850	4 acres	3,972		6,508	Yes, 80%	Yes
MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	298	(b)	270	No	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,366		—	N/A	Yes
140 NBP Annapolis Junction, Maryland	20%	Development		8 acres	3,182		—	N/A	No

TOTAL					$13,963		$24,997

(a)
Upon formation of this joint venture, we contributed land and have recorded our investment as land, construction in progress and buildings and improvements on our balance sheet. In addition, we obtained an option to acquire the joint venture partner's interest for a pre-determined price. Accordingly, we recorded a liability and are accreting towards the pre-determined purchase price over the respective time period. Refer to our most recent Form 10-Q for additional disclosure.

(b)
On February 21, 2002, we contributed $292,000 to a joint venture for this development opportunity.

QuickLinks

Corporate Office Properties Trust Index to Supplemental Information (Unaudited) March 31, 2002
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Investor Composition and Analyst Coverage (as of March 31, 2002)
Debt Maturity Schedule—March 31, 2002 (Dollars in thousands)
Property Summary by Region—March 31, 2002
Property Summary by Region—March 31, 2002 (Continued)
Property Summary by Region—March 31, 2002 (Continued)
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of March 31, 2002 (Dollars and Square Feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter(1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Average Occupancy Rates by Region for Same Office Properties(1)
Office Lease Expiration Analysis by Year
Quarterly Office Renewal Analysis
Quarterly Office Renewal Analysis (Continued)
Development Summary as of March 31, 2002 (Dollars in thousands except square feet and per square foot data)
Joint Venture Summary as of March 31, 2002 (Dollars in thousands except acreage and square feet)